Commitments and Contingencies Operating Leases - Schedule of Future Minimum Lease Payments Under Noncancelable Operating Leases (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2022	$ 2,600
2023	2,389
2024	2,307
2025	2,284
2026	2,275
2027 and thereafter	4,393
Operating Fees Payments Due, Total	$ 16,248